Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,628.73
Total Fee Amount	2,628.73
Total Transaction Valuation	19,034,973.87
Total Offset Amount	0.00
Net Fee	$ 0.00